SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): June 4, 1999


                      ROANOKE ELECTRIC STEEL CORPORATION
            (Exact name of Registrant as specified in its charter)

        Virginia                    0-2389                54-0585263
    (State or other              (Commission            (IRS Employer
     jurisdiction of             File Number)         Identification No.)
     incorporation)


                  P. O. Box 13948
                  Roanoke, Virginia                         24038-3948
        (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (540) 342-1831



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         (Former name or former address, if changed since last report)


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Item 5.    Other Events.
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      The labor contract between the United Steelworkers of America, AFL-CIO
("Steelworkers") and SWVA, Inc. ("Steel"), located in Huntington, West Virginia, expired on June 4, 1999 at 4:00 p.m. On June 6, 1999, the Steelworkers called a strike at Steel's mill after the parties failed to ratify the terms of a new collective bargaining agreement. Steel is a wholly owned subsidiary of Roanoke Electric Steel Corporation.





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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ROANOKE ELECTRIC STEEL CORPORATION



                                 By s/Donald G. Smith
                                    -------------------------------
                                    Donald G. Smith
                                    Chairman and Chief Executive Officer


Date: June 8, 1999

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